Exhibit 10.1
FORM OF DOCUMENTS RELATED

TO DIRECTOR COMPENSATION

FOR BETTY
DEVITA AND JOSE R. RODRIGUEZ
June 25, 2021
PERSONAL AND CONFIDENTIAL

[Name of Director]
[Address]
Dear [Name of Director]:
We are very pleased to welcome you to the Board of Directors (the “Board”) of Popular,

Inc. (the
“Corporation”), and are writing

to set forth the

general terms of your

compensation as a Director
of the Corporation and certain of its wholly

owned subsidiaries. These terms are subject

to future
modification by the Board.

The annual compensation for directors approved by the Corporation’s
Board on September 21, 2018 is as follows (the “Annual Compensation”):
● A grant (the “Equity Grant”) of $125,000 (payable in equity) under the Popular, Inc. 2020
Omnibus Incentive Plan (the “Omnibus Plan”);
●
A retainer

fee (the

“Annual Retainer”)

of $75,000

(payable in

cash or

in equity,

at your
option);

●
A committee chair

retainer (the “Committee

Chair Retainer”) payable

(in cash or

in equity,
at

the

director’s

option)

to

the

director

designated

as

Chairperson

of

the

following
Committees:
o
Audit and Risk Committees: $20,000.
o
Compensation and

Corporate Governance

& Nominating

Committees $15,000;

and
●
A

grant

(the

“Lead

Director

Grant”)

of

$25,000

(payable

in

equity)

under

the

Omnibus
Plan, to the director designated as lead director.
As compensation for your services as a director for the period commencing on

June 25, 2021 and
ending on

the day

before the

2022 annual

shareholder’s meeting,

you will

receive the

following
prorated Annual Compensation:
●
An Equity Grant of $107,877;

and

●
An Annual Retainer of $64,725 (payable in cash or in equity, at your option);

All equity payments may be

received in either immediately vested

Restricted Stock or Restricted
Stock Units, at your option.
The Annual Compensation

is attributable to

the period commencing

on May 6,

2021 and ending
on the

day before the

2022 annual

shareholder’s

meeting, and

for each subsequent

year that

you
are

a

director

and/or

elected

as

committee

chair

or

lead

director

until

such

compensation

is
modified by

the Board

of

Directors. The

annual

compensation period

for

subsequent years

will
commence on

the day

of the

corresponding annual

shareholders’ meeting

and end

on the

day before
the following year’s annual shareholder’s meeting.
The Annual

Retainer and

Committee Chair

Retainer will

be paid

in cash,

unless you

elect to

receive
the payment in the form of

equity under the Omnibus Plan, as

discussed below.

The Equity Grant,
Lead Director Grant (if

applicable) and any

retainers which you

elected to receive

in the form

of
equity

will

be

paid

in

the

form

of

Restricted

Stock,

unless

you

elect

to

receive

the

payment

in
Restricted Stock Units. Shares of Restricted Stock will

vest immediately on the grant date and be
issued to you on such

date. If you elect to

receive the equity component of

your compensation in
the form of Restricted Stock

Units, you will elect

to receive the shares of

stock of the underlying
Restricted Stock Units in one of the two following forms:
● Lump-Sum
– You

will receive the shares of stock of the underlying Restricted Stock Units on

the

15
th

of

August

immediately

following

the

date

you

cease

to

be

a

director

of

the
Corporation.
● Annual Installments

– You

will

receive the

shares

of Stock

of the

underlying

Restricted
Stock Units in equal

annual installments on each

15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and
5
th

year after you cease to be a director of the Corporation.
In

order

to

make

the

elections

discussed

above,

you

must

return

to

us

the

attached

Director
Compensation

Election

Form
no

later

than

June

28,

2021
.

If

you

do

not

submit

the

Director
Compensation

Election

Form

prior

to

such

date,

the

Annual

Retainer

and

Committee

Chair
Retainer will

be payable

to you

in cash

and the

equity component

of your

compensation will

be
payable to you in immediately vested Restricted Stock. Once you have made an election it will be
applicable

to

all

future

payments,

unless

you

notify

us

in

writing

of

your

desire

to

change

the
election. You may make such change in connection with future payments, by sending us a written notice no

later than

the 31
st

of December

of the

year preceding the

date of the

Corporation’s annual
shareholders’ meeting to which the change would be in effect.
The number of shares of

Restricted Stock or Restricted Stock

Units (depending on your election)
to be

delivered in

payment of

the Equity

Grant, the

Annual Retainer, the

Committee Chair

Retainer
and

the

Lead

Director

Grant,

as

applicable,

will

be

determined

by

dividing

the

corresponding
amount of the

payment in cash

by the closing

price of the

Corporation’s common stock on the

date
of the annual shareholder’s meeting.

The Restricted Stock Units will

be subject to the

terms and conditions of

the Restricted Stock Unit
Award

Agreement attached hereto. To

the extent that cash dividends are declared and paid on the
Corporation’s outstanding common stock after the award of Restricted Stock

Units but before the
actual shares of common stock are delivered,

you will receive an additional number of Restricted
Stock Units that reflect reinvested dividend equivalents.
We have enclosed the following

documents in connection to your compensation:
1. Director Compensation Election Form;
2. Restricted Stock Unit Award Agreement; and
3. Omnibus Plan.
Please complete and sign the Director Compensation

Election Form and the Restricted Stock Unit
Award

Agreement

where

indicated,

and

return

the

executed

documents

to

Daniel

E.

Gonzalez
Ortiz at the Corporate Secretary’s Office. Please retain a copy of the documents for your records.
Cordially,
Javier D. Ferrer
Executive Vice President,
Chief Legal Officer & Secretary

DIRECTOR COMPENSATION ELECTION FORM
Name: [Name of Director]
This Election Form is subject to all the terms and conditions of Popular, Inc.’s (the “Corporation”) 2020
Omnibus Incentive Plan, as amended (the “Plan”) and the Restricted Stock

Unit Award Agreement (as
applicable) executed by me and the Corporation in connection with this Election Form (the
“Agreement”). I acknowledge that I have received the letter informing me of my compensation as a
member of the Board of Directors of the Corporation (the “Board”)

and/or certain of its wholly-owned
subsidiaries commencing on June 25, 2021 and continuing until such compensation is changed by the
Board and that I agree with the terms set forth therein. Capitalized terms used in this Election Form but
not defined herein shall have the meanings set forth in the Plan.
In accordance with the Plan and the Agreement, I hereby make the following elections with respect to the
compensation to be received by me for my services as a member of the Board and/or certain of its wholly-
owned subsidiaries for the period commencing on June 25, 2021 and continuing in future years:
Election I
ANNUAL RETAINERS
I hereby elect to receive the Annual Retainer and Committee Chair Retainer

(if applicable) component of
my compensation for the period commencing on June 25, 2021 and continuing for future years in the
following form (select only one):
CASH EQUITY
Election II
EQUITY AWARDS
I hereby elect to receive the equity components of my compensation

(Equity Grant and Lead Director
Grant (if applicable)) and any annual retainers which I elected to receive in the form of equity in Election
I above) for the period commencing on June 25, 2021 and continuing for future years in the following
form (select only one):
● Restricted Stock

– The

shares of

Common Stock

will vest

immediately on

the grant

date and

be
issued to the Director on such date.
● Restricted Stock Units

- The delivery of the shares of Common Stock of the underlying Restricted
Stock Unit Award will be deferred to a future date selected by the Director in Election III below.
RESTRICTED
STOCK
RESTRICTED
STOCK UNITS

Election III
DEFERRAL OF SETTLEMENT OF RESTRICTED STOCK UNITS
To be

completed only if you selected “Restricted Stock Units” in Election

II above.
I hereby defer the settlement of the Restricted Stock Units granted to me by the Corporation and elect to
receive the shares of Common Stock of the underlying Restricted Stock Units

(including any additional
Restricted Stock Units resulting from dividend equivalents) in the following form (select only one):
● Lump-Sum

- The

Director will

receive the

shares of

Common Stock

of the

underlying Restricted
Stock Unit Award on the 15 th

of August immediately following

the date the Director ceases

to be a
director of the Corporation.
● Annual Installments

-

The Director

will

receive the

shares of

Common Stock

of

the

underlying
Restricted Stock Unit Award in equal annual installments on each

15
th

of August of the 1
st
, 2
nd
, 3
rd
,
4
th

and 5
th

year after the Director ceases to be a director of the Corporation.
LUMP-SUM
DISTRIBUTION
ANNUAL
INSTALLMENTS
I acknowledge that, notwithstanding any deferral election I make under this Election Form, as set forth in
the Agreement, in the event of my death or a Change of Control, the settlement of my Restricted Stock
Units will accelerate and be settled as soon as practicable but in no event more than sixty (60) days
following my death or such Change of Control.
Other Information:
I hereby inform the Corporation that my place of residence for tax purposes is:

__The Commonwealth of Puerto Rico

__Mainland United States of America

__Other: ____________________
I hereby instruct the Corporation to deliver and deposit the shares of Common

Stock awarded to me as
part of my compensation to my account at:

__Popular Securities (Account Number: _____________)

__Popular, Inc.’s Dividend Reinvestment and Stock Purchase Plan (Account Number: __________)

__Other:

(Account Number:

)

This Election Form will become irrevocable with respect to the grant year to which it applies and shall be
effective for subsequent grant years until I file with the Corporation a new Election Form revoking

or
changing such election in accordance with the requirements of Section 409A of the U.S. Code and the
procedures specified by the Corporate Governance and Nominating Committee.

To be effective, any
revocation or change of this Election Form must be filed by December 31 st of the year preceding the date
of the Corporation’s annual shareholders meeting to which the revocation or change is made. I understand that this Election Form may be revoked or changed in accordance with the requirements of Section 409A
of the U.S. Code, or that I may need to complete another Election Form for future compensation, if the
terms of the Plan are amended. I further understand that the ability to make a subsequent deferral election
may not be available to me in the future if the Corporation changes the Plan or its Plan administration
policies. I am aware that any elections I have hereby made may have significant tax consequences to me
and, to the extent I deem necessary, I have received advice from my personal tax advisor before making this deferral election. This Election Form is in all respects subject to the terms and conditions of the Plan
and the Agreement. Should any inconsistency exist between this Election

Form, the Plan, and/or the
Agreement, then the provisions of either the Plan or the Agreement will control.
The undersigned hereby agrees to be bound by this Election Form and agrees to comply with the terms
and conditions of the Plan, the Agreement (as applicable), and the elections set forth herein.
Please send the executed version of this Election Form to Daniel E. González at the Corporate Secretary’s
Office no later than June 28, 2021.

Any Election Form received after that date will not be given effect.

DIRECTOR

By:____________________
Name: [Name of Director]

POPULAR, INC.
RESTRICTED STOCK UNIT AWARD

AGREEMENT

This
RESTRICTED STOCK UNIT AWARD

AGREEMENT

(the “Agreement”) is
made and entered into as of June 25, 2021, by and between POPULAR, INC. (the
“Corporation”) and [Name of Director] (“Director”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them under the Plan (as defined therein).

WHEREAS
, the Corporation maintains the Popular, Inc.

2020 Omnibus Incentive Plan,
as amended (the “Plan”);

WHEREAS
, in connection with the Director’s service as a member of the Board of
Directors of the Corporation and/or certain of its wholly-owned subsidiaries, the Corporation desires to grant Restricted Stock Units to the Director, subject to the terms and conditions of the
Plan and this Agreement; and

NOW,

THEREFORE
, in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties agree as follows:
1.
Award of

Restricted Stock Units
. Subject to the terms and conditions of this

Agreement
and the Plan, in consideration

of Director’s services as a

member of the Board of

Directors
of the Corporation and/or certain

of its wholly-owned subsidiaries, the

Corporation hereby
grants to the

Director the number

of Restricted Stock

Units (“RSUs”) set

forth from time
to

time

in

Annex

I

of

this

Agreement

(the

“Award

”).

Annex

I

will

be

delivered

to

the
Director upon each Award and will form part of this Agreement. Each RSU represents the unfunded and unsecured

promise of the

Corporation to

issue to the

Director one

share of
Common Stock, par

value $.01 per share,

of the Corporation on

the Settlement Date (as

set
forth in Section 4 hereof). No fractional RSUs shall be

issued. Whenever

the computation
of the number of RSUs to be awarded results in a fractional amount, such amount shall be rounded up to the next greater whole number of RSUs.
2.
Vesting

and Transfer

Restrictions.
The RSUs awarded

under this

Agreement shall

vest
and become non-forfeitable

on the Grant

Date (as set forth

in Annex I)

of such Award. The
RSUs may not be assigned, transferred,

pledged or otherwise disposed of in any

way other
than by the

Last Will and Testament of the Director or

the laws of

descent and distribution,
subject to the bylaws of the Corporation. Any RSUs held by a beneficiary shall be subject to the

restrictions imposed

on such

RSUs by

this Agreement

and the

Plan. Any

such attempt
at assignment, transfer, pledge or other disposition shall be without effect.
3.
Election to

Defer

Receipt

of Shares.

The

Director has

elected to

defer,

to some

future
date as provided in Section 4 of this Agreement and

set forth in Annex I,

the receipt of all
the

shares of

Common

Stock

underlying

the

Award

granted pursuant

to

this

Agreement
(the “Shares”). In order

to defer the receipt

of the Shares, the

Director has completed and
filed

an

election

form

with

the

Plan

administrator,

which

election

form

is

incorporated
herein by reference.

4. Settlement Date and Issuance of Shares.
The Director

has elected

to receive

the Shares
in one of the following manners (each a “Settlement Date”) as set forth in Annex I hereto:
a) Lump-Sum.

The

Director

will

receive

the

Shares

on

the

15
th

of

August
immediately following

the date

the Director

ceases to

be a

director of

the
Corporation, or
b) Annual Installments.
The Director

will receive

the Shares

in equal

annual
installments on each

15
th
of August of

the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after
the Director ceases to be a director of the Corporation.
On the Settlement Date selected by the Director, the Corporation shall issue to the Director the
Shares as provided in this section.
5. Death; Change of Control
. Notwithstanding the forgoing or anything in this

Agreement
or

any

deferral

election

form

to

the

contrary,

in

the

event

of

the

Director’s

death

or

a
Change of Control, the Settlement Date of the Award shall accelerate and the Award shall
be settled

as soon

as practicable

but in

no event

more than

sixty (60)

days following

the
date of the Director’s death or such Change of Control.
6. Rights as Stockholder.

The Director shall not have any rights (including voting rights)

of
a shareholder

of the

Corporation with

respect to

the RSUs

until the

Shares have

been issued
to the Director on the Settlement Date.
7.
Dividend

Equivalents.
To

the

extent

that

cash

dividends

are

declared

and

paid

on

the
Corporation’s

outstanding Common

Stock after the

Grant Date

but before

the Settlement
Date of

the Award,

the

Director shall

receive an

additional number

of RSUs

that reflect
reinvested dividend equivalents. The

dividend equivalents will be equal

in value (based on
the reported dividend rate

on the date dividends

are paid) to

the amount of

dividends that
would

have

been

paid

on

the

Shares

not

yet

delivered

to

the

Director

(the

“Dividend
Equivalents”). The Director shall receive as of the date of the dividend payment a number of RSUs equal

to the amount

of the cash

dividend paid by

the Corporation on

a single share
of

Common

Stock

multiplied

by

the

number

of

RSUs

awarded

under

this

Agreement,
divided by the Fair Market Val

ue of the Common Stock of

the Corporation on the date of
the dividend payment (the “Dividend Equivalent RSUs”). The Dividend Equivalent RSUs
will be delivered to

the Director as soon

as practicable following

the date of

the dividend
payment

and

will

vest

immediately.

The

underlying

shares

of

Common

Stock

of

such
Dividend

Equivalent

RSUs

will

be

issued

to

the

Director

on

the

Settlement

Date

in
accordance

with

Section 4

and

Annex

I

of

this

Agreement,

in

the

same

manner

as

the
Shares are issued.

Dividend Equivalent RSUs obtained

by the Director

will also be

entitled
to obtain Dividend Equivalents in

accordance with this Section 7,

when cash dividends are
declared

and

paid

by

the

Corporation.

Shares

of

Common

Stock

underlying

Dividend
Equivalent RSUs shall also be referred to herein as “Shares”.
8.
Tax

Matters.
a)
Tax

Witholding
.

The

Director

shall

be

solely

responsible

for

any

applicable
taxes (including,

without limitation,

income and

excise taxes)

and penalties,

and

any

interest

that

accrues thereon,

incurred

in

connection with

the

Award

and
any Dividend Equivalent RSUs.

The Corporation may withhold or cause to be
withheld

from

the

Award

and

any

Dividend

Equivalent

RSUs

(or

Director’s
other compensation) any

Federal, Puerto Rico,

state or local

taxes required by
law to be

withheld with respect

to such Award

or Dividend Equivalent

RSUs.
By acceptance

of this

Agreement, Director

agrees to

such deductions.

If a

tax
withholding

is

required

under

applicable

law,

the

Corporation

will

withhold
shares of Common Stock

with a value

equal to the payment

of the taxes

that the
Corporation determines

it is

required to

withhold under

applicable tax

laws with
respect

to

the

Award

and

any

Dividend

Equivalent

RSUs

(with

such
withholding obligation determined based on any applicable

minimum statutory
withholding rates),

in connection

with the

issuance of

the Shares

thereof. The
Corporation

will

use

the

Fair

Market

Value

of

the

Common

Stock

on

the
Settlement Date

in order

to determine

the number

of shares

to be

withheld. If
the

Director

wishes

to

remit

cash

to

the

Corporation

(through

payment
deductions or otherwise), in each case in an amount sufficient in the opinion of the Corporation to

satisfy such withholding

obligation, the Director

must notify
the Corporation

in advance

and do

so in

compliance with

all applicable

laws
and pursuant to such rules as the

Corporation may establish from time to

time,
including, but not limited to, the Corporation’s Insider Trading

Policy.
b)
Section

409A.

The

intent

of

the

parties

is

that

the

Award

and

any

Dividend
Equivalent

RSUs

granted

hereunder

comply

with

Section 409A

of

the

U.S.
Code

to

the

extent

subject

thereto,

and,

accordingly,

to

the

maximum

extent
permitted,

this

Agreement,

the

Plan

and

the

deferral

election

form

shall

be
interpreted and

be administered

to be

in compliance

therewith. Notwithstanding
anything to the contrary,

the Director shall not be considered to have ceased to
be a director or to

have terminated service with the Corporation

for purposes of
this Agreement until

the Director has

incurred a “separation

from service” from
the

Corporation

within

the

meaning

of

Section 409A

of

the

U.S.

Code.

In
addition, for purposes

of this

Agreement, each

amount to be

paid to

the Director
pursuant

to

this

Agreement

shall

be

construed

as

a

separate

payment

for
purposes of Section 409A of the U.S. Code.
9.
Securities Law

Compliance.

The delivery

of all

or any

of the

Shares under

this Agreement
shall only be effective at such

time as the issuance of such

Shares will not violate any state
or

federal

securities

or

other

laws.

The

Corporation

is

under no

obligation

to

effect

any
registration of Shares under the Securities Act of 1933 or to effect any state registration or qualification of the Shares. The Corporation may,

in its sole discretion, delay the delivery
of the

Shares or place

restrictive legends on

such Shares in

order to ensure

that the issuance
of any

Shares will

be in

compliance with

federal or

state securities

laws and

the rules

of
NASDAQ or any other exchange upon which the Corporation’s

Common Stock is traded.
If the Corporation delays

the delivery of the

Shares in order to ensure

compliance with any
state

or

federal

securities

or

other

laws,

the

Corporation

shall

deliver

the

Shares

at

the
earliest date at which

the Corporation reasonably believes that

such delivery will not cause
such violation, or at such other date that may be permitted under law.

10.
Agreement

not

a

Service

Contract.

This

Agreement

is

not

an

employment

or

service
contract, and nothing in

this Agreement nor the

Plan shall be deemed

to confer on Director
any right

to continue

in the

service of,

or to

continue

or establish

any other

relationship
with, the Corporation or its subsidiaries, as

applicable, or limit in any way

the right of the
Corporation

or

its

subsidiaires

or

its

shareholders

to

terminate

its

relationship

with

the
Director at any time.

11.
Plan Governs.

This Agreement is subject

to the terms and

conditions of the Plan,

which
is incorporated herein by

reference and which the

Director hereby acknowledges receiving
a copy. The Director agrees to be bound

by all terms and

provisions of the Plan

and related
administrative

rules

and

procedures,

including,

without

limitation,

terms

and

provisions
and administrative rules and

procedures adopted and/or modified

after the granting of

the
Award.

If any provisions

hereof are inconsistent

with those of

the Plan, the

provisions of
the Plan shall control.
12. Notices.

Any notices required to

be given or delivered to

the Director or the

Corporation
under the

terms of this

Agreement or the

Plan shall be

given in writing

and shall be

deemed
effectively

given

upon

receipt

or,

in

the

case

of

notices

delivered

by

mail

by

the
Corporation to the

Director, five

(5) days

after deposit

in the United

States mail,

postage
prepaid,

addressed

to

the

Director

at

the

last

address

the

Director

provided

to

the
Corporation.

Notice

to

the

Corporation

shall

be

given

in

writing

and

shall

be

deemed
effectively given

upon receipt

or, in the

case of

notices delivered

by mail

to the

Corporation
by

the

Director,

five

(5)

days

after

deposit

in

the

United

States

mail,

postage

prepaid,
addressed to Chief Legal Officer, Popular, Inc. Board of Directors (751), PO Box 362708,
San Juan, Puerto Rico 00936-2708.
13. Governing Law.

This Agreement shall be governed by and construed in accordance with
the laws of the Commonwealth of Puerto Rico, without regard to principles of conflicts of laws.
14. Severability.

If any

provision of

this Agreement

is held

to be

illegal

or invalid

for any
reason,

the

illegality

or

invalidity

shall

not

affect

the

remaining

provisions

of

the
Agreement,

but

such

provision

shall

be

fully

severable

and

the

Agreement

shall

be
construed and enforced as if the illegal or invalid provision had never been included in the
Agreement.
15. Successors.

This

Agreement

shall

be

binding

upon

and

inure

to

the

benefit

of

any
successors or

assigns

of

the

Corporation.

Subject

to

the

restrictions

on transfer

set

forth
herein, this

Agreement and

the Plan

shall be

binding upon

Director and

Director’s heirs,
legatees, executors, administrators, legal representatives, and successors.
16. Counterparts.

This

Agreement may

be

executed

in

any

number

of

counterparts,

all

of
which shall constitute

one and the

same instruments, and

any party hereto

may execute this
Agreement by signing and delivering one or more counterparts.

[Signature Page Follows]

a) IN WITNESS WHEREOF,
the parties hereto have entered into this Agreement as of June

25,
2021.
POPULAR, INC.
By:

______________________
Name:

Javier D. Ferrer
Title:

Executive Vice President,

Chief Legal Officer and Secretary
DIRECTOR
By:

______________________
Name: [Name of Director]

ANNEX I
POPULAR, INC.
RESTRICTED STOCK UNIT AWARD
Recipient:

[Name of Director]
Grant Date:

Total

Dollar Value

of Award:

$
Common Stock Market Price on Grant Date
:

$
Restricted Stock Units Awarded:

Settlement Date selected by the Director on the Director Compensation Election Form:
__________ Lump-Sum

- the 15
th

of August immediately following the date the Director ceases to be a director of the Corporation.
__________ Annual Installments

- each 15
th

of August of the 1
st
, 2
nd
, 3
rd
, 4
th

and 5
th

year after the
Director ceases to be a director of the Corporation.